PROXY
                      CUTCO INDUSTRIES, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             For the Annual Meeting of Shareholders
                           May 15, 1996

          The undersigned, hereby revoking any proxy heretofore given, hereby appoints as proxies with power of substitution, Vincent K. DePierro, Ira Goldberg and Don vonLiebermann, and hereby authorizes them, jointly and individually, to represent and to vote, as designated below, all of the shares of common stock of CutCo Industries, Inc. held of record by the undersigned on April 8, 1996, at the Annual Meeting of Shareholders to be held on May 15, 1996 or any postponement or adjournment thereof, including authorization to the proxies to vote in their discretion upon such other business as may properly come before the Meeting.

                      ELECTION OF DIRECTORS:

               NOMINEES ARE:  Marvin W. Marcus, Richard Anthony,
                              John Daniels and Michael Kramer
  __                                   __
/_ / FOR the nominees stated above    /_ / WITHHOLD AUTHORITY to vote
    (except as marked below)              for nominees stated above

            __
           /_ / WITHHOLD AUTHORITY to vote ___________________

              (Continued and to be signed on reverse side)


IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ABOVE LISTED
NOMINEES.

                              Dated:

                              __________________________________________

                              __________________________________________
                              (Please date the proxy and sign
                              exactly as name appears to the left
                              on this proxy.  If shares are held
                              jointly, signatures should include
                              both names.  Executors,
                              administrators, trustees, guardians
                              and others signing in a
                              representative capacity should give
                              their full titles).